                                                                   Exhibit 10.30







                      DATED this 20th day of December 1996

                                     BETWEEN

                               BIOTRANSPLANT INC.
                                     ("BTI")

                                      -and-

                            CASTELLA RESEARCH PTY LTD
                                  ("Castella")

                                      -and-

                             SECURE SCIENCES PTY LTD
                                   ("Secure")

                                      -and-

                           STEM CELL SCIENCES PTY LTD
                                 ("the Company")


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                AGREEMENT TO FURTHER VARY SHAREHOLDERS' AGREEMENT

-------------------------------------------------------------------------------

                                 HOLDING REDLICH
                             LAWYERS AND CONSULTANTS

350 Williams Street                                     Level 12, Chifley Tower
Melbourne VIC 3000                                      2 Chifley Square
                                                        Sydney NSW 2000

Tel (03) 93219999                                       Tel (02) 234 4444
Fax (03) 93219900                                       Fax (02) 234 4400
Ref: CLSCS109.106


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                                    CONTENTS


   1.    DEFINITIONS AND INTERPRETATION...........................................................................5

         1.1  Definitions.........................................................................................5

         1.2  Interpretation......................................................................................5

         1.3  Recitals............................................................................................5

   2.    ISSUE OF SHARES..........................................................................................5

         2.1  Issue of Shares to BTI..............................................................................5

         2.2  Issue of Shares to Castella.........................................................................5

         2.3  Issue of Shares to Secure...........................................................................6

   3.    ISSUE OF OPTIONS.........................................................................................6

         3.1  Issue of Options to BTI.............................................................................6

         3.2  Issue of Option to Castella.........................................................................6

         3.3  Issue of Option to Secure...........................................................................6

   4.    VARIATION OF SHAREHOLDERS' AGREEMENT.....................................................................6

         4.1  Variation...........................................................................................6

         4.2  Confirmation of Shareholders' Agreement.............................................................6

         4.3  Acknowledgements....................................................................................7

AGREEMENT TO FURTHER VARY SHAREHOLDERS' AGREEMENT dated the    day
of          , 1996

BETWEEN:

         BIOTRANSPLANT INCORPORATED a corporation organised and existing under the laws of the State of Delaware and having its principal office 13 Pipp Street, Building 96, Navy Yard, Charlestown, MA, United States of America

                                                                         ("BTI")

AND: CASTELLA RESEARCH PTY LTD (ACN 006 125 364) of 587 Whitehorse Road, Mont Albert, Victoria, Australia in its own capacity and as trustee of the M.R. Brandon Family Trust

                                                                    ("CASTELLA")

AND: SECURE SCIENCES PTY LTD (ACN 064 139 948) of Level 10, 420 St. Kilda Road, Melbourne, Victoria, Australia in its own capacity and as trustee of the Secure Sciences Unit Trust

                                                                      ("SECURE")

AND: STEM CELL SCIENCES PTY LTD (ACN 063 293 130) of Level 10, 420 St. Kilda Road, Melbourne, Victoria, Australia

                                                                 ("THE COMPANY")

RECITALS

A. By a Shareholders' Agreement dated 5 April, 1994 between BTI, Castella, Secure and the Company (THE "SHAREHOLDERS' AGREEMENT") the Shareholders recorded their agreement as to how the Company would be owned, controlled and funded by them.

B. Pursuant to Clause 2.5 of the Shareholders' Agreement the Company issued to BTI the First BTI Option and the Second BTI Option.

C. The First BTI Option was to be exercised on or before the first anniversary of the Effective Date.

D. Pursuant to Clause 2.5(b) of the Shareholders' Agreement if the First BTI Option was not exercised on or before the first anniversary of the Effective Date, the Second BTI Option would lapse.

E. BTI did not exercise the First BTI Option on or before the first anniversary of the Effective Date (the anniversary occurring on 5 April, 1995) and accordingly, the Second BTI Option lapsed.

F. Each of Castella and Secure exercised the options granted to them pursuant to Clause 2.5(a)(iii) and (v), respectively, by the first anniversary of the Effective Date.

G. Pursuant to a Variation of the Shareholders' Agreement dated 2 February, 1996 between BTI, Castella, Secure and the Company ("THE FIRST VARIATION"):

         (a) BTI subscribed for and the Company issued to BU a further 300 "A" Shares in the capital of the Company; and

         (b) the Company issued to BTI an option to subscribe for a further 600 "A" Shares in the capital of the Company at a price of $4,685.00 per share at any time on or before 1 July, 1996 ("THE NEW OPTION").

H. Neither Castella or Secure exercised the options granted to them pursuant to, respectively, Clause 2.5(a)(iv) and (vi) of the Shareholders' Agreement (respectively, "the Second Castella Option" and "the Second Secure Option") by the second anniversary of the Commencement Date.

I.       BTI did not exercise the New Option by 1 July, 1996.

J. As a result of the exercise of the option by Castella and Secure, the failure by BTI to exercise the First BTI Option, the failure by Castella to exercise the Second Castella Option, the failure by Secure to exercise the Second Secure Option and the issue of shares to BTI pursuant to the First Variation, the issued capital of the Company is owned in the following proportions:

         BTI:              30%

         Castella:         15%

         Secure:           55%

K. BTI has agreed to provide an amount of equity capital to the Company and prior to the date of this Agreement, has subscribed that capital to the Company.

L. In line with the intent of the Shareholders' Agreement that on the provision by BTI of equity capital to the Company such shares in the Company would be issued to maintain the shareholdings of BTI, Castella and Secure in the Company in the ratios set out in Recital J, the Shareholders have agreed to cause the Company to allot to BTI a certain addition number of "A" shares in the capital of the Company at a premium and to allot to Castella and Secure certain additional "B" Shares in the capital of the Company at par.

M. The Shareholders and the Company have also agreed that the Company will allot to BTI, Castella and Secure fresh options on the terms set out in this Agreement.

N. Clause 18.5 of the Shareholders' Agreement provides that the Shareholders' Agreement may not be modified, amended, added to or otherwise varied except by a document in

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         writing signed by each of the parties or signed on behalf of each party by a director under hand.

O. The parties wish by this Agreement to record the matters set out in Recitals K to M and to vary the Shareholders' Agreement to the extent necessary to take account of those matters.

IT IS AGREED

1.       DEFINITIONS AND INTERPRETATION
         ------------------------------

1.1      DEFINITIONS

         In this Agreement (including in the Recitals), unless the contrary intention appears, each defined word and expression has the meaning assigned to that word or expression in the Shareholders' Agreement.

1.2      INTERPRETATION

         Clauses 1.3 and 1.4 of the Shareholders' Agreement are incorporated in and form part of this Agreement as if each referenced to "THIS AGREEMENT" in those clauses were a reference to this Agreement to vary the Shareholders' Agreements.

1.3      RECITALS

         The parties acknowledge and agree that the Recitals are true and correct and accurately reflect the circumstances in which this Agreement was entered into.

2.       ISSUE OF SHARES
         ---------------

2.1      ISSUE OF SHARES TO BTI

         (a) On the date of this Agreement BTI must subscribe for, and be issued with 300 "A" Shares in the capital of the Company issued at a price of $1,791.67 per share (being $1.00 par and $1,790.67 premium per share) for a total consideration of $537,500.00.

         (b) The Company acknowledges that prior to the date of this Agreement BTI has tendered and the Company has received payment for the "A" Shares to be issued to it pursuant to this Clause 2.1.

2.2      ISSUE OF SHARES TO CASTELLA

         On the date of this Agreement Castella must subscribe for and be issued with 150 "B" Shares in the capital of the Company issued at the par price of $1.00 per share for a total consideration of $550.00 payable on the date of this Agreement.

2.3      ISSUE OF SHARES TO SECURE

         On the date of this Agreement Secure must subscribe for and be issued with 550 "B" Shares in the capital of the Company issue at the par price of $1.00 per share for a total consideration of.$550.00 payable on the date of this Agreement.

3.       ISSUE OF OPTIONS
         ----------------

3.1      ISSUE OF OPTIONS TO BTI

         (a) On the date of this Agreement, the Company must issue to BTI an option (the Option Terms attaching) to subscribe for, fully pay up and be issued with a further 300 "A" Shares, in the capital of the Company for a total consideration of US$2,071,343.75 at any time on or before 31 December, 1996 ("THE OPTION").

         (b) If BTI exercises the option the Company will issue BTI 300 "A" Shares in the capital of the Company at a price per share of A$1.00 (being the par value) plus a premium per share calculated in A$ as at the date of the exercise of the option.

3.2      ISSUE OF OPTION TO CASTELLA

         On the date of this Agreement, the Company must issue to Castella an option (with the Option Terms attaching) to subscribe for, fully pay up and be issued with a further 150 "B" Shares in the capital of the Company issued at a price of $1.00 per share for a total consideration of $150.00 at any time on or before 31 December, 1996.

3.3      ISSUE OF OPTION TO SECURE

         On the date of this Agreement, the Company must issue to Secure an option (the Options Terms attaching) to subscribe for, fully pay up and be issued with a further 550 "B" Shares in the capital of the Company issued at a price of $1.00 per share for a total consideration of $550.00 at any time on or before 31 December, 1996.

4.       VARIATION OF SHAREHOLDERS' AGREEMENT
         ------------------------------------

4.1      VARIATION

         In consideration of the mutual agreements made by each party under this Agreement, the parties agree, pursuant to cause 18.5 of the Shareholders' Agreement, to vary clause 2.5 of the Shareholders' Agreement to the extent necessary to give effect to the provisions of Clauses 2 and 3 of this Agreement.

4.2      CONFIRMATION OF SHAREHOLDERS' AGREEMENT

         The parties confirm that the terms and conditions of the Shareholders' Agreement (as varied by this Agreement) remain in full force and effect.

4.3      ACKNOWLEDGEMENTS

         Without limiting Clause 4.2 but for the removal of doubt, the parties acknowledge that:

         (a) pursuant to clause 5.4(a)(i) of the Shareholders' Agreement, all paragraphs of clause 5.3 of the Shareholders' Agreement except paragraphs (e), (f), (p) and (v) ceased to operate on the first anniversary of the Effective Date and nothing in this Agreement will operate to or be construed as bring back into effect those paragraphs of clause 5.3 of the Shareholders' Agreement which have ceased to operate; and

         (b) BTI did not exercise the second BTI Option and nothing in this Agreement will be interpreted to mean that BTI did exercise the Second BTI Option and the Shareholders' Agreement will be construed and operate accordingly.

SIGNED AS AN AGREEMENT on the date first appearing

SIGNED by BIOTRANSPLANT INC.        )

by its director ELLIOT LEBOWITZ     )                       /s/ ELLIOT LEBOWITZ
                                                            -------------------
in the presence of:                 )


-------------------------------------
(Witness)



SIGNED by CASTELLA RESEARCH         )

PTY LTD by its director MAL BRANDON )                       /s/ MAL BRANDON
                                                            -------------------
in the presence of:                 )


-------------------------------------
(Witness)



SIGNED by SECURE SCIENCES PTY LTD   )

by its director PETER MOUNTFORD     )                       /s/ PETER MOUNTFORD
                                                            -------------------
in the presence of:                 )


-------------------------------------
(Witness)



SIGNED by STEM CELL SCIENCES        )

PTY LTD by its director MEL BRANDON )                       /s/ MEL BRANDON
                                                            -------------------
in the presence of:                 )


-------------------------------------
(Witness)


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